BB&T Corporation

Quarterly Performance Summary

Fourth Quarter 2015

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	December 31%					December 31%
	2015		2014		Change	2015		2014		Change
Summary Income Statement
Interest income	$1,733		$1,554		11.5%	$6,473		$6,286		3.0%
Interest expense	191		183		4.4	735		769		(4.4)
Net interest income - taxable equivalent	1,542		1,371		12.5	5,738		5,517		4.0
Less: Taxable-equivalent adjustment	38		36		5.6	146		143		2.1
Net interest income	1,504		1,335		12.7	5,592		5,374		4.1
Provision for credit losses	129		83		55.4	428		251		70.5
Net interest income after provision for credit losses	1,375		1,252		9.8	5,164		5,123		0.8
Noninterest income	1,015		1,022		(0.7)	4,019		3,856		4.2
Noninterest expense	1,597		1,394		14.6	6,266		5,852		7.1
Income before income taxes	793		880		(9.9)	2,917		3,127		(6.7)
Provision for income taxes	251		277		(9.4)	794		921		(13.8)
Net income	542		603		(10.1)	2,123		2,206		(3.8)
Noncontrolling interests	3		15		(80.0)	39		75		(48.0)
Preferred stock dividends	37		37		―	148		148		―
Net income available to common shareholders	502		551		(8.9)	1,936		1,983		(2.4)
Per Common Share Data
Earnings:
Basic	$0.64		$0.77		(16.9)%	$2.59		$2.76		(6.2)%
Diluted	0.64		0.75		(14.7)	2.56		2.72		(5.9)
Cash dividends declared	0.27		0.24		12.5	1.05		0.95		10.5
Common equity	31.66		30.09		5.2	31.66		30.09		5.2
Tangible common equity (1)	19.82		19.86		(0.2)	19.82		19.86		(0.2)

End of period shares outstanding	780,337		720,698		8.3	780,337		720,698		8.3
Weighted average shares:
Basic	780,261		720,418		8.3	748,010		718,140		4.2
Diluted	790,244		730,652		8.2	757,765		728,372		4.0
Performance Ratios
Return on average assets	1.03%		1.28%			1.08%		1.19%
Return on average risk-weighted assets	1.29		1.68			1.35		1.58
Return on average common shareholders' equity	8.06		9.99			8.34		9.32
Return on average tangible common shareholders' equity (2)	13.37		15.45			13.34		14.68
Net interest margin - taxable equivalent	3.35		3.36			3.32		3.42
Fee income ratio (3)	41.8		46.2			43.9		44.7
Efficiency ratio (3)	58.8		55.6			58.9		57.7
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.34%		0.42%			0.34%		0.42%
Loans and leases plus foreclosed property	0.52		0.65			0.52		0.65
Net charge-offs as a percentage of average
loans and leases	0.38		0.39			0.35		0.46
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.07		1.23			1.07		1.23
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.53	X	2.39	X		2.53	X	2.39	X
Average Balances
Total assets	$209,217		$186,462		12.2%	$197,347		$185,095		6.6%
Total securities (4)	43,468		40,817		6.5	42,103		40,541		3.9
Loans and leases	136,190		119,912		13.6	127,802		118,830		7.6
Deposits	148,491		130,315		13.9	138,498		129,077		7.3
Common shareholders' equity	24,736		21,895		13.0	23,206		21,280		9.1
Shareholders' equity	27,378		24,574		11.4	25,871		23,954		8.0
Period-End Balances
Total assets	$209,947		$186,834		12.4%	$209,947		$186,834		12.4%
Total securities (4)	43,827		41,147		6.5	43,827		41,147		6.5
Loans and leases	136,986		121,307		12.9	136,986		121,307		12.9
Deposits	149,124		129,040		15.6	149,124		129,040		15.6
Common shareholders' equity	24,703		21,686		13.9	24,703		21,686		13.9
Shareholders' equity	27,340		24,377		12.2	27,340		24,377		12.2
Capital Ratios - Preliminary
Risk-based:	Basel III		Basel I			Basel III		Basel I
Common equity Tier 1	10.2%		N/A			10.2%		N/A
Tier 1	11.8		12.4%			11.8		12.4%
Total	14.2		14.9			14.2		14.9
Leverage	9.8		9.9			9.8		9.9
Tangible common equity to tangible assets (1)	7.7		8.0			7.7		8.0
NM - not meaningful.
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)					Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2015		2015		2015		2015		2014
Summary Income Statement
Interest income	$1,733		$1,687		$1,525		$1,528		$1,554
Interest expense	191		186		177		181		183
Net interest income - taxable equivalent	1,542		1,501		1,348		1,347		1,371
Less: Taxable-equivalent adjustment	38		37		36		35		36
Net interest income	1,504		1,464		1,312		1,312		1,335
Provision for credit losses	129		103		97		99		83
Net interest income after provision for credit losses	1,375		1,361		1,215		1,213		1,252
Noninterest income	1,015		988		1,019		997		1,022
Noninterest expense	1,597		1,594		1,653		1,422		1,394
Income before income taxes	793		755		581		788		880
Provision for income taxes	251		222		80		241		277
Net income	542		533		501		547		603
Noncontrolling interests	3		4		10		22		15
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	502		492		454		488		551
Per Common Share Data
Earnings:
Basic	$0.64		$0.64		$0.63		$0.68		$0.77
Diluted	0.64		0.64		0.62		0.67		0.75
Cash dividends declared	0.27		0.27		0.27		0.24		0.24
Common equity	31.66		31.56		30.64		30.48		30.09
Tangible common equity (1)	19.82		19.77		20.21		20.13		19.86

End of period shares outstanding	780,337		780,150		733,481		723,159		720,698
Weighted average shares:
Basic	780,261		764,435		724,880		721,639		720,418
Diluted	790,244		774,023		734,527		731,511		730,652
Performance Ratios
Return on average assets	1.03%		1.04%		1.06%		1.18%		1.28%
Return on average risk-weighted assets	1.29		1.32		1.32		1.48		1.68
Return on average common shareholders' equity	8.06		8.14		8.20		9.05		9.99
Return on average tangible common shareholders' equity (2)	13.37		13.23		12.76		14.00		15.45
Net interest margin - taxable equivalent	3.35		3.35		3.27		3.33		3.36
Fee income ratio (3)	41.8		42.1		46.3		45.8		46.2
Efficiency ratio (3)	58.8		59.2		59.2		58.5		55.6
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.34%		0.36%		0.38%		0.40%		0.42%
Loans and leases plus foreclosed property	0.52		0.55		0.60		0.64		0.65
Net charge-offs as a percentage of average
loans and leases	0.38		0.32		0.33		0.34		0.39
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.07		1.08		1.19		1.22		1.23
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.53	X	2.49	X	2.55	X	2.45	X	2.39	X
Average Balances
Total assets	$209,217		$203,531		$189,033		$187,297		$186,462
Total securities (4)	43,468		43,048		40,727		41,133		40,817
Loans and leases	136,190		132,499		122,056		120,235		119,912
Deposits	148,491		143,837		131,868		129,531		130,315
Common shareholders' equity	24,736		23,957		22,210		21,883		21,895
Total shareholders' equity	27,378		26,612		24,888		24,566		24,574
Period-End Balances
Total assets	$209,947		$208,809		$191,017		$189,228		$186,834
Total securities (4)	43,827		43,494		40,620		42,089		41,147
Loans and leases	136,986		136,967		124,770		122,027		121,307
Deposits	149,124		147,827		132,783		131,229		129,040
Common shareholders' equity	24,703		24,621		22,477		22,039		21,686
Shareholders' equity	27,340		27,264		25,132		24,738		24,377
Capital Ratios - Preliminary
Risk-based:	Basel III								Basel I
Common equity Tier 1	10.2%		10.1%		10.4%		10.5%		N/A
Tier 1	11.8		11.7		12.1		12.2		12.4%
Total	14.2		14.2		14.2		14.4		14.9
Leverage	9.8		9.9		10.2		10.1		9.9
Tangible common equity to tangible assets (1)	7.7		7.7		8.1		8.0		8.0
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)	Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2015	2014	$	%	2015	2014	$	%
Interest Income
Interest and fees on loans and leases	$1,449	$1,272	$177	13.9%	$5,347	$5,163	$184	3.6%
Interest and dividends on securities	237	237	―	―	941	939	2	0.2
Interest on other earning assets	9	9	―	―	39	40	(1)	(2.5)
Total interest income	1,695	1,518	177	11.7	6,327	6,142	185	3.0
Interest Expense
Interest on deposits	62	58	4	6.9	233	239	(6)	(2.5)
Interest on short-term borrowings	1	1	―	―	4	4	―	―
Interest on long-term debt	128	124	4	3.2	498	525	(27)	(5.1)
Total interest expense	191	183	8	4.4	735	768	(33)	(4.3)
Net interest income	1,504	1,335	169	12.7	5,592	5,374	218	4.1
Provision for credit losses	129	83	46	55.4	428	251	177	70.5
Net interest income after provision for credit losses	1,375	1,252	123	9.8	5,164	5,123	41	0.8
Noninterest income
Insurance income	380	409	(29)	(7.1)	1,596	1,643	(47)	(2.9)
Service charges on deposits	165	160	5	3.1	631	632	(1)	(0.2)
Mortgage banking income	104	128	(24)	(18.8)	455	395	60	15.2
Investment banking and brokerage fees and commissions	91	112	(21)	(18.8)	398	387	11	2.8
Trust and investment advisory revenues	64	56	8	14.3	240	221	19	8.6
Bankcard fees and merchant discounts	56	52	4	7.7	218	207	11	5.3
Checkcard fees	47	41	6	14.6	174	163	11	6.7
Operating lease income	33	29	4	13.8	124	95	29	30.5
Income from bank-owned life insurance	27	30	(3)	(10.0)	113	110	3	2.7
FDIC loss share income, net	(52)	(84)	32	(38.1)	(253)	(343)	90	(26.2)
Securities gains (losses), net	―	―	―	NM	(3)	(3)	―	―
Other income	100	89	11	12.4	326	349	(23)	(6.6)
Total noninterest income	1,015	1,022	(7)	(0.7)	4,019	3,856	163	4.2
Noninterest Expense
Personnel expense	893	794	99	12.5	3,469	3,180	289	9.1
Occupancy and equipment expense	192	168	24	14.3	708	682	26	3.8
Software expense	52	45	7	15.6	192	174	18	10.3
Loan-related expense	37	71	(34)	(47.9)	150	267	(117)	(43.8)
Outside IT services	41	27	14	51.9	135	115	20	17.4
Professional services	29	38	(9)	(23.7)	130	139	(9)	(6.5)
Amortization of intangibles	32	22	10	45.5	105	91	14	15.4
Regulatory charges	28	24	4	16.7	101	106	(5)	(4.7)
Foreclosed property expense	11	10	1	10.0	53	40	13	32.5
Merger-related and restructuring charges, net	50	18	32	177.8	165	46	119	NM
Loss on early extinguishment of debt	―	―	―	NM	172	122	50	41.0
Other expense	232	177	55	31.1	886	890	(4)	(0.4)
Total noninterest expense	1,597	1,394	203	14.6	6,266	5,852	414	7.1
Earnings
Income before income taxes	793	880	(87)	(9.9)	2,917	3,127	(210)	(6.7)
Provision for income taxes	251	277	(26)	(9.4)	794	921	(127)	(13.8)
Net Income	542	603	(61)	(10.1)	2,123	2,206	(83)	(3.8)
Noncontrolling interests	3	15	(12)	(80.0)	39	75	(36)	(48.0)
Preferred stock dividends	37	37	―	―	148	148	―	―
Net income available to common shareholders	$502	$551	$(49)	(8.9)%	$1,936	$1,983	$(47)	(2.4)%

Earnings Per Common Share
Basic	$0.64	$0.77	$(0.13)	(16.9)%	$2.59	$2.76	$(0.17)	(6.2)%
Diluted	0.64	0.75	(0.11)	(14.7)	2.56	2.72	(0.16)	(5.9)

Weighted Average Shares Outstanding
Basic	780,261	720,418	59,843	8.3	748,010	718,140	29,870	4.2
Diluted	790,244	730,652	59,592	8.2	757,765	728,372	29,393	4.0
NM - not meaningful.

3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Interest Income
Interest and fees on loans and leases	$1,449	$1,412	$1,249	$1,237	$1,272
Interest and dividends on securities	237	232	232	240	237
Interest on other earning assets	9	6	8	16	9
Total interest income	1,695	1,650	1,489	1,493	1,518
Interest Expense
Interest on deposits	62	61	55	55	58
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	128	124	121	125	124
Total interest expense	191	186	177	181	183
Net interest income	1,504	1,464	1,312	1,312	1,335
Provision for credit losses	129	103	97	99	83
Net interest income after provision for credit losses	1,375	1,361	1,215	1,213	1,252
Noninterest income
Insurance income	380	354	422	440	409
Service charges on deposits	165	167	154	145	160
Mortgage banking income	104	111	130	110	128
Investment banking and brokerage fees and commissions	91	105	108	94	112
Trust and investment advisory revenues	64	63	57	56	56
Bankcard fees and merchant discounts	56	57	55	50	52
Checkcard fees	47	45	43	39	41
Operating lease income	33	32	30	29	29
Income from bank-owned life insurance	27	29	27	30	30
FDIC loss share income, net	(52)	(58)	(64)	(79)	(84)
Securities gains (losses), net	―	(2)	(1)	―	―
Other income	100	85	58	83	89
Total noninterest income	1,015	988	1,019	997	1,022
Noninterest Expense
Personnel expense	893	882	864	830	794
Occupancy and equipment expense	192	183	166	167	168
Software expense	52	50	46	44	45
Loan-related expense	37	38	37	38	71
Outside IT services	41	35	29	30	27
Professional services	29	42	35	24	38
Amortization of intangibles	32	29	23	21	22
Regulatory charges	28	25	25	23	24
Foreclosed property expense	11	15	14	13	10
Merger-related and restructuring charges, net	50	77	25	13	18
Loss on early extinguishment of debt	―	―	172	―	―
Other expense	232	218	217	219	177
Total noninterest expense	1,597	1,594	1,653	1,422	1,394
Earnings
Income before income taxes	793	755	581	788	880
Provision for income taxes	251	222	80	241	277
Net Income	542	533	501	547	603
Noncontrolling interests	3	4	10	22	15
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$502	$492	$454	$488	$551

Earnings Per Common Share
Basic	$0.64	$0.64	$0.63	$0.68	$0.77
Diluted	0.64	0.64	0.62	0.67	0.75

Weighted Average Shares Outstanding
Basic	780,261	764,435	724,880	721,639	720,418
Diluted	790,244	774,023	734,527	731,511	730,652

4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$493	$450	$432	$426	$435
Net intersegment interest income (expense)	362	322	305	283	295
Segment net interest income	855	772	737	709	730
Allocated provision (benefit) for credit losses	39	4	11	13	20
Noninterest income	301	304	290	271	296
Intersegment net referral fees (expense)	30	35	39	31	33
Noninterest expense	404	382	373	358	337
Amortization of intangibles	5	5	7	6	7
Allocated corporate expenses	309	305	306	305	301
Income (loss) before income taxes	429	415	369	329	394
Provision (benefit) for income taxes	157	152	135	120	144
Segment net income (loss)	$272	$263	$234	$209	$250

Identifiable assets (period end)	$68,245	$57,494	$56,911	$55,277	$55,495

	Quarter Ended
Residential Mortgage Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$336	$337	$343	$341	$357
Net intersegment interest income (expense)	(225)	(221)	(227)	(232)	(237)
Segment net interest income	111	116	116	109	120
Allocated provision (benefit) for credit losses	8	10	3	(12)	(38)
Noninterest income	78	92	101	84	100
Intersegment net referral fees (expense)	1	1	―	―	1
Noninterest expense	77	83	75	79	104
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	25	22	23	23	23
Income (loss) before income taxes	80	94	116	103	132
Provision (benefit) for income taxes	31	35	44	39	50
Segment net income (loss)	$49	$59	$72	$64	$82

Identifiable assets (period end)	$33,407	$32,973	$34,218	$34,323	$34,463

	Quarter Ended
Dealer Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$231	$221	$216	$213	$214
Net intersegment interest income (expense)	(39)	(38)	(38)	(38)	(42)
Segment net interest income	192	183	178	175	172
Allocated provision (benefit) for credit losses	78	67	48	61	80
Noninterest income	4	3	―	―	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	40	38	41	32	30
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	10	10	10	9	8
Income (loss) before income taxes	68	71	79	73	55
Provision (benefit) for income taxes	26	27	30	28	21
Segment net income (loss)	$42	$44	$49	$45	$34

Identifiable assets (period end)	$15,130	$13,794	$13,906	$14,012	$12,821

	Quarter Ended
Specialized Lending	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$178	$172	$154	$147	$148
Net intersegment interest income (expense)	(52)	(49)	(43)	(42)	(40)
Segment net interest income	126	123	111	105	108
Allocated provision (benefit) for credit losses	12	10	7	19	13
Noninterest income	73	60	74	64	69
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	71	63	65	57	58
Amortization of intangibles	2	1	1	1	2
Allocated corporate expenses	17	16	16	15	16
Income (loss) before income taxes	97	93	96	77	88
Provision (benefit) for income taxes	26	24	26	19	23
Segment net income (loss)	$71	$69	$70	$58	$65

Identifiable assets (period end)	$20,732	$20,098	$19,561	$18,661	$18,218
(1)	Lines of business results are preliminary.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$ ―	$1	$ ―	$1	$1
Net intersegment interest income (expense)	2	2	1	2	2
Segment net interest income	2	3	1	3	3
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	388	353	425	442	421
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	295	284	310	302	281
Amortization of intangibles	12	12	11	12	13
Allocated corporate expenses	24	25	25	25	29
Income (loss) before income taxes	59	35	80	106	101
Provision (benefit) for income taxes	23	14	27	34	36
Segment net income (loss)	$36	$21	$53	$72	$65

Identifiable assets (period end)	$2,804	$2,668	$2,907	$2,811	$2,965

	Quarter Ended
Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$58	$53	$53	$49	$50
Net intersegment interest income (expense)	86	81	74	72	70
Segment net interest income	144	134	127	121	120
Allocated provision (benefit) for credit losses	(3)	21	23	24	17
Noninterest income	209	225	212	201	219
Intersegment net referral fees (expense)	11	5	3	3	7
Noninterest expense	167	176	176	161	171
Amortization of intangibles	1	1	―	1	―
Allocated corporate expenses	34	34	34	33	31
Income (loss) before income taxes	165	132	109	106	127
Provision (benefit) for income taxes	62	50	41	40	48
Segment net income (loss)	$103	$82	$68	$66	$79

Identifiable assets (period end)	$16,374	$15,436	$14,486	$14,012	$12,849

	Quarter Ended
Other, Treasury & Corporate (2)(3)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$208	$230	$114	$135	$130
Net intersegment interest income (expense)	(134)	(97)	(72)	(45)	(48)
Segment net interest income	74	133	42	90	82
Allocated provision (benefit) for credit losses	(5)	(9)	5	(6)	(9)
Noninterest income	(38)	(49)	(83)	(65)	(84)
Intersegment net referral fees (expense)	(42)	(41)	(42)	(34)	(41)
Noninterest expense	511	539	590	412	391
Amortization of intangibles	12	10	4	1	―
Allocated corporate expenses	(419)	(412)	(414)	(410)	(408)
Income (loss) before income taxes	(105)	(85)	(268)	(6)	(17)
Provision (benefit) for income taxes	(74)	(80)	(223)	(39)	(45)
Segment net income (loss)	$(31)	$(5)	$(45)	$33	$28

Identifiable assets (period end)	$53,255	$66,346	$49,028	$50,132	$50,023

	Quarter Ended
Total BB&T Corporation	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Net interest income (expense)	$1,504	$1,464	$1,312	$1,312	$1,335
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,504	1,464	1,312	1,312	1,335
Allocated provision (benefit) for credit losses	129	103	97	99	83
Noninterest income	1,015	988	1,019	997	1,022
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,565	1,565	1,630	1,401	1,372
Amortization of intangibles	32	29	23	21	22
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	793	755	581	788	880
Provision (benefit) for income taxes	251	222	80	241	277
Segment net income (loss)	$542	$533	$501	$547	$603

Identifiable assets (period end)	$209,947	$208,809	$191,017	$189,228	$186,834
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(3)	Includes financial data related to Susquehanna Bancshares, Inc. until the completion of the systems conversion, which occurred during the fourth quarter of 2015.

6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of December 31		Change
	2015	2014	$	%
Assets
Cash and due from banks	$2,123	$1,639	$484	29.5%
Interest-bearing deposits with banks	1,435	529	906	171.3
Federal funds sold and securities purchased under
resale agreements or similar arrangements	153	157	(4)	(2.5)
Restricted cash	456	374	82	21.9
Securities available for sale at fair value	25,297	20,907	4,390	21.0
Securities held to maturity at amortized cost	18,530	20,240	(1,710)	(8.4)
Loans and leases:
Commercial:
Commercial and industrial	48,430	41,454	6,976	16.8
Commercial real estate-income producing properties	13,421	10,722	2,699	25.2
Commercial real estate-construction and development	3,732	2,735	997	36.5
Dealer floor plan	1,215	1,091	124	11.4
Direct retail lending	11,140	8,146	2,994	36.8
Sales finance	10,327	9,509	818	8.6
Revolving credit	2,510	2,460	50	2.0
Residential mortgage	30,533	31,090	(557)	(1.8)
Other lending subsidiaries	13,521	11,462	2,059	18.0
Acquired from FDIC and PCI	1,122	1,215	(93)	(7.7)
Total loans and leases held for investment	135,951	119,884	16,067	13.4
Loans held for sale	1,035	1,423	(388)	(27.3)
Total loans and leases	136,986	121,307	15,679	12.9
Allowance for loan and lease losses	(1,460)	(1,474)	14	(0.9)
Premises and equipment	2,007	1,827	180	9.9
Goodwill	8,548	6,869	1,679	24.4
Core deposit and other intangible assets	686	505	181	35.8
Residential mortgage servicing rights at fair value	880	844	36	4.3
Other assets	14,306	13,110	1,196	9.1
Total assets	$209,947	$186,834	$23,113	12.4%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$45,695	$38,786	$6,909	17.8%
Interest checking	25,410	20,262	5,148	25.4
Money market and savings	60,461	50,604	9,857	19.5
Time deposits	17,558	19,388	(1,830)	(9.4)
Total deposits	149,124	129,040	20,084	15.6
Short-term borrowings	3,593	3,717	(124)	(3.3)
Long-term debt	23,769	23,312	457	2.0
Accounts payable and other liabilities	6,121	6,388	(267)	(4.2)
Total liabilities	182,607	162,457	20,150	12.4
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,902	3,603	299	8.3
Additional paid-in capital	8,365	6,517	1,848	28.4
Retained earnings	13,464	12,317	1,147	9.3
Accumulated other comprehensive loss	(1,028)	(751)	(277)	36.9
Noncontrolling interests	34	88	(54)	(61.4)
Total shareholders' equity	27,340	24,377	2,963	12.2
Total liabilities and shareholders' equity	$209,947	$186,834	$23,113	12.4%

7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Assets
Cash and due from banks	$2,123	$1,538	$1,607	$1,452	$1,639
Interest-bearing deposits with banks	1,435	1,115	824	325	529
Federal funds sold and securities purchased under
resale agreements or similar arrangements	153	127	190	222	157
Restricted cash	456	578	379	513	374
Securities available for sale at fair value	25,297	24,249	21,183	21,674	20,907
Securities held to maturity at amortized cost	18,530	19,245	19,437	20,415	20,240
Loans and leases:
Commercial:
Commercial and industrial	48,430	48,095	43,607	42,294	41,454
Commercial real estate-income producing properties	13,421	13,313	11,132	10,719	10,722
Commercial real estate-construction and development	3,732	3,807	2,874	2,655	2,735
Dealer floor plan	1,215	1,093	1,066	1,008	1,091
Direct retail lending	11,140	10,626	8,675	8,288	8,146
Sales finance	10,327	10,772	9,427	9,605	9,509
Revolving credit	2,510	2,429	2,407	2,390	2,460
Residential mortgage	30,533	31,070	30,054	30,533	31,090
Other lending subsidiaries	13,521	13,235	12,067	11,304	11,462
Acquired from FDIC and PCI	1,122	1,075	992	1,110	1,215
Total loans and leases held for investment	135,951	135,515	122,301	119,906	119,884
Loans held for sale	1,035	1,452	2,469	2,121	1,423
Total loans and leases	136,986	136,967	124,770	122,027	121,307
Allowance for loan and lease losses	(1,460)	(1,458)	(1,457)	(1,464)	(1,474)
Premises and equipment	2,007	2,038	1,900	1,879	1,827
Goodwill	8,548	8,498	7,141	6,950	6,869
Core deposit and other intangible assets	686	700	514	530	505
Residential mortgage servicing rights at fair value	880	848	912	764	844
Other assets	14,306	14,364	13,617	13,941	13,110
Total assets	$209,947	$208,809	$191,017	$189,228	$186,834
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$45,695	$44,700	$42,234	$41,414	$38,786
Interest checking	25,410	23,574	20,843	21,070	20,262
Money market and savings	60,461	61,689	55,269	53,198	50,604
Time deposits	17,558	17,864	14,437	15,547	19,388
Total deposits	149,124	147,827	132,783	131,229	129,040
Short-term borrowings	3,593	2,581	3,883	3,130	3,717
Long-term debt	23,769	24,883	23,271	23,437	23,312
Accounts payable and other liabilities	6,121	6,254	5,948	6,694	6,388
Total liabilities	182,607	181,545	165,885	164,490	162,457
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,902	3,901	3,667	3,616	3,603
Additional paid-in capital	8,365	8,344	6,667	6,524	6,517
Retained earnings	13,464	13,172	12,891	12,632	12,317
Accumulated other comprehensive loss	(1,028)	(796)	(748)	(733)	(751)
Noncontrolling interests	34	40	52	96	88
Total shareholders' equity	27,340	27,264	25,132	24,738	24,377
Total liabilities and shareholders' equity	$209,947	$208,809	$191,017	$189,228	$186,834

8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2015	2014	$	%	2015	2014	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,794	$2,118	$676	31.9%	$2,650	$1,969	$681	34.6%
U.S. government-sponsored entities (GSE)	5,165	5,394	(229)	(4.2)	5,338	5,516	(178)	(3.2)
Mortgage-backed securities issued by GSE	32,442	29,706	2,736	9.2	30,683	29,504	1,179	4.0
States and political subdivisions	2,019	1,818	201	11.1	1,913	1,827	86	4.7
Non-agency mortgage-backed	201	235	(34)	(14.5)	215	246	(31)	(12.6)
Other	64	654	(590)	(90.2)	477	547	(70)	(12.8)
Acquired from FDIC	783	892	(109)	(12.2)	827	932	(105)	(11.3)
Total securities	43,468	40,817	2,651	6.5	42,103	40,541	1,562	3.9
Other earning assets	3,493	1,830	1,663	90.9	2,768	1,881	887	47.2
Loans and leases:
Commercial:
Commercial and industrial	48,047	40,383	7,664	19.0	44,648	39,537	5,111	12.9
CRE-income producing properties	13,264	10,681	2,583	24.2	11,806	10,489	1,317	12.6
CRE-construction and development	3,766	2,772	994	35.9	3,196	2,616	580	22.2
Dealer floor plan	1,164	1,053	111	10.5	1,068	985	83	8.4
Direct retail lending (2)	10,896	8,085	2,811	34.8	9,375	8,249	1,126	13.7
Sales finance	10,533	9,194	1,339	14.6	9,975	9,022	953	10.6
Revolving credit	2,458	2,427	31	1.3	2,406	2,385	21	0.9
Residential mortgage (2)	30,334	31,046	(712)	(2.3)	30,252	31,528	(1,276)	(4.0)
Other lending subsidiaries	13,281	11,351	1,930	17.0	12,291	10,848	1,443	13.3
Acquired from FDIC and PCI	1,070	1,309	(239)	(18.3)	1,083	1,613	(530)	(32.9)
Total loans and leases held for investment	134,813	118,301	16,512	14.0	126,100	117,272	8,828	7.5
Loans held for sale	1,377	1,611	(234)	(14.5)	1,702	1,558	144	9.2
Total loans and leases	136,190	119,912	16,278	13.6	127,802	118,830	8,972	7.6
Total earning assets	183,151	162,559	20,592	12.7	172,673	161,252	11,421	7.1
Nonearning assets	26,066	23,903	2,163	9.0	24,674	23,843	831	3.5
Total assets	$209,217	$186,462	$22,755	12.2%	$197,347	$185,095	$12,252	6.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$45,824	$39,130	$6,694	17.1%	$42,816	$37,327	$5,489	14.7%
Interest checking	24,157	19,308	4,849	25.1	22,092	18,731	3,361	17.9
Money market and savings	61,431	51,176	10,255	20.0	56,592	49,728	6,864	13.8
Time deposits	16,981	20,041	(3,060)	(15.3)	16,405	22,569	(6,164)	(27.3)
Foreign office deposits - interest-bearing	98	660	(562)	(85.2)	593	722	(129)	(17.9)
Total deposits	148,491	130,315	18,176	13.9	138,498	129,077	9,421	7.3
Short-term borrowings	2,698	3,095	(397)	(12.8)	3,221	3,421	(200)	(5.8)
Long-term debt	24,306	22,139	2,167	9.8	23,343	22,210	1,133	5.1
Accounts payable and other liabilities	6,344	6,339	5	0.1	6,414	6,433	(19)	(0.3)
Total liabilities	181,839	161,888	19,951	12.3	171,476	161,141	10,335	6.4
Shareholders' equity	27,378	24,574	2,804	11.4	25,871	23,954	1,917	8.0
Total liabilities and shareholders' equity	$209,217	$186,462	$22,755	12.2%	$197,347	$185,095	$12,252	6.6%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,794	$2,745	$2,561	$2,497	$2,118
U.S. government-sponsored entities (GSE)	5,165	5,395	5,400	5,394	5,394
Mortgage-backed securities issued by GSE	32,442	31,329	29,245	29,679	29,706
States and political subdivisions	2,019	1,975	1,834	1,823	1,818
Non-agency mortgage-backed	201	211	220	228	235
Other	64	579	623	643	654
Acquired from FDIC	783	814	844	869	892
Total securities	43,468	43,048	40,727	41,133	40,817
Other earning assets	3,493	2,917	2,645	1,999	1,830
Loans and leases:
Commercial:
Commercial and industrial	48,047	46,462	42,541	41,448	40,383
Commercial real estate-income producing properties	13,264	12,514	10,730	10,680	10,681
Commercial real estate-construction and development	3,766	3,502	2,767	2,734	2,772
Dealer floor plan	1,164	1,056	1,010	1,040	1,053
Direct retail lending	10,896	9,926	8,449	8,191	8,085
Sales finance	10,533	10,386	9,507	9,458	9,194
Revolving credit	2,458	2,421	2,365	2,385	2,427
Residential mortgage	30,334	30,384	29,862	30,427	31,046
Other lending subsidiaries	13,281	12,837	11,701	11,318	11,351
Acquired from FDIC and PCI	1,070	1,052	1,055	1,156	1,309
Total loans and leases held for investment	134,813	130,540	119,987	118,837	118,301
Loans held for sale	1,377	1,959	2,069	1,398	1,611
Total loans and leases	136,190	132,499	122,056	120,235	119,912
Total earning assets	183,151	178,464	165,428	163,367	162,559
Nonearning assets	26,066	25,067	23,605	23,930	23,903
Total assets	$209,217	$203,531	$189,033	$187,297	$186,462
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$45,824	$44,153	$41,502	$39,701	$39,130
Interest checking	24,157	22,593	20,950	20,623	19,308
Money market and savings	61,431	59,306	53,852	51,644	51,176
Time deposits	16,981	16,837	14,800	17,000	20,041
Foreign office deposits - interest-bearing	98	948	764	563	660
Total deposits	148,491	143,837	131,868	129,531	130,315
Short-term borrowings	2,698	3,572	3,080	3,539	3,095
Long-term debt	24,306	23,394	22,616	23,043	22,139
Accounts payable and other liabilities	6,344	6,116	6,581	6,618	6,339
Total liabilities	181,839	176,919	164,145	162,731	161,888
Shareholders' equity	27,378	26,612	24,888	24,566	24,574
Total liabilities and shareholders' equity	$209,217	$203,531	$189,033	$187,297	$186,462
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.

10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2015			September 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,794	$12	1.67%	$2,745	$11	1.60%
U.S. government-sponsored entities (GSE)	5,165	27	2.12	5,395	29	2.13
Mortgage-backed securities issued by GSE	32,442	156	1.94	31,329	147	1.89
States and political subdivisions	2,019	28	5.42	1,975	27	5.49
Non-agency mortgage-backed	201	5	8.53	211	4	8.45
Other	64	―	1.25	579	3	1.42
Acquired from FDIC	783	22	11.34	814	24	11.57
Total securities	43,468	250	2.30	43,048	245	2.27
Other earning assets	3,493	8	0.90	2,917	7	0.97
Loans and leases:
Commercial:
Commercial and industrial	48,047	387	3.20	46,462	386	3.30
Commercial real estate-income producing properties	13,264	135	4.02	12,514	118	3.74
Commercial real estate-construction and development	3,766	36	3.80	3,502	33	3.73
Dealer floor plan	1,164	6	1.89	1,056	4	1.91
Direct retail lending	10,896	108	3.97	9,926	105	4.18
Sales finance	10,533	76	2.86	10,386	83	3.14
Revolving credit	2,458	55	8.81	2,421	53	8.70
Residential mortgage	30,334	316	4.17	30,384	319	4.18
Other lending subsidiaries	13,281	287	8.57	12,837	276	8.56
Acquired from FDIC and PCI	1,070	56	20.85	1,052	40	14.87
Total loans and leases held for investment	134,813	1,462	4.31	130,540	1,417	4.31
Loans held for sale	1,377	13	3.73	1,959	18	3.75
Total loans and leases	136,190	1,475	4.31	132,499	1,435	4.31
Total earning assets	183,151	1,733	3.77	178,464	1,687	3.76
Nonearning assets	26,066			25,067
Total assets	$209,217			$203,531

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$24,157	6	0.09	$22,593	4	0.08
Money market and savings	61,431	32	0.21	59,306	30	0.20
Time deposits	16,981	24	0.58	16,837	26	0.61
Foreign office deposits - interest-bearing	98	―	0.34	948	1	0.13
Total interest-bearing deposits	102,667	62	0.24	99,684	61	0.24
Short-term borrowings	2,698	1	0.17	3,572	2	0.15
Long-term debt	24,306	128	2.11	23,394	123	2.12
Total interest-bearing liabilities	129,671	191	0.59	126,650	186	0.59
Noninterest-bearing deposits	45,824			44,153
Accounts payable and other liabilities	6,344			6,116
Shareholders' equity	27,378			26,612
Total liabilities and shareholders' equity	$209,217			$203,531

Average interest-rate spread			3.18			3.17

Net interest income / net interest margin		$1,542	3.35%		$1,501	3.35%

Taxable-equivalent adjustment		$38			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.

11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2015			March 31, 2015			December 31, 2014
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,561	$10	1.56%	$2,497	$9	1.49%	$2,118	$9	1.54%
U.S. government-sponsored entities (GSE)	5,400	28	2.13	5,394	29	2.13	5,394	29	2.13
Mortgage-backed securities issued by GSE	29,245	149	2.05	29,679	153	2.04	29,706	148	2.01
States and political subdivisions	1,834	27	5.80	1,823	26	5.80	1,818	27	5.81
Non-agency mortgage-backed	220	5	7.88	228	4	7.87	235	5	7.81
Other	623	2	1.11	643	2	1.39	654	2	1.42
Acquired from FDIC	844	24	11.36	869	31	14.46	892	31	13.77
Total securities	40,727	245	2.41	41,133	254	2.47	40,817	251	2.45
Other earning assets	2,645	7	1.19	1,999	16	3.13	1,830	9	1.92
Loans and leases:
Commercial:
Commercial and industrial	42,541	335	3.15	41,448	326	3.19	40,383	332	3.27
CRE-income producing properties	10,730	90	3.37	10,680	89	3.39	10,681	93	3.43
CRE-construction and development	2,767	23	3.31	2,734	22	3.32	2,772	24	3.38
Dealer floor plan	1,010	5	1.81	1,040	5	1.80	1,053	5	1.83
Direct retail lending	8,449	86	4.04	8,191	82	4.08	8,085	78	3.89
Sales finance	9,507	64	2.70	9,458	63	2.72	9,194	64	2.77
Revolving credit	2,365	51	8.68	2,385	52	8.85	2,427	54	8.72
Residential mortgage	29,862	308	4.14	30,427	312	4.11	31,046	324	4.17
Other lending subsidiaries	11,701	255	8.72	11,318	249	8.92	11,351	252	8.81
Acquired from FDIC and PCI	1,055	38	14.66	1,156	45	15.85	1,309	52	15.93
Total loans and leases held for investment	119,987	1,255	4.19	118,837	1,245	4.24	118,301	1,278	4.30
Loans held for sale	2,069	18	3.48	1,398	13	3.61	1,611	16	3.91
Total loans and leases	122,056	1,273	4.18	120,235	1,258	4.23	119,912	1,294	4.29
Total earning assets	165,428	1,525	3.69	163,367	1,528	3.77	162,559	1,554	3.80
Nonearning assets	23,605			23,930			23,903
Total assets	$189,033			$187,297			$186,462

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,950	4	0.08	$20,623	4	0.07	$19,308	4	0.07
Money market and savings	53,852	23	0.18	51,644	22	0.17	51,176	21	0.17
Time deposits	14,800	28	0.72	17,000	29	0.71	20,041	32	0.66
Foreign office deposits - interest-bearing	764	―	0.09	563	―	0.08	660	1	0.08
Total interest-bearing deposits	90,366	55	0.24	89,830	55	0.25	91,185	58	0.25
Short-term borrowings	3,080	1	0.16	3,539	1	0.11	3,095	1	0.14
Long-term debt	22,616	121	2.14	23,043	125	2.18	22,139	124	2.22
Total interest-bearing liabilities	116,062	177	0.61	116,412	181	0.63	116,419	183	0.62
Noninterest-bearing deposits	41,502			39,701			39,130
Accounts payable and other liabilities	6,581			6,618			6,339
Shareholders' equity	24,888			24,566			24,574
Total liabilities and shareholders' equity	$189,033			$187,297			$186,462

Average interest-rate spread			3.08			3.14			3.18

Net interest income / net interest margin		$1,348	3.27%		$1,347	3.33%		$1,371	3.36%

Taxable-equivalent adjustment		$36			$35			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.

12

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	December 31, 2015			December 31, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,650	$42	1.58%	$1,969	$30	1.51%
U.S. government-sponsored entities (GSE)	5,338	113	2.13	5,516	116	2.10
Mortgage-backed securities issued by GSE	30,683	605	1.98	29,504	589	2.00
States and political subdivisions	1,913	108	5.62	1,827	106	5.78
Non-agency mortgage-backed	215	18	8.17	246	19	7.55
Other	477	7	1.31	547	8	1.43
Acquired from FDIC	827	101	12.22	932	125	13.35
Total securities	42,103	994	2.36	40,541	993	2.45
Other earning assets	2,768	38	1.39	1,881	40	2.13
Loans and leases:
Commercial:
Commercial and industrial	44,648	1,434	3.21	39,537	1,325	3.35
CRE-income producing properties	11,806	432	3.66	10,489	366	3.49
CRE-construction and development	3,196	114	3.57	2,616	92	3.51
Dealer floor plan	1,068	20	1.85	985	18	1.87
Direct retail lending (4)	9,375	381	4.07	8,249	338	4.10
Sales finance	9,975	286	2.86	9,022	253	2.80
Revolving credit	2,406	211	8.76	2,385	208	8.70
Residential mortgage (4)	30,252	1,255	4.15	31,528	1,325	4.20
Other lending subsidiaries	12,291	1,067	8.68	10,848	985	9.08
Acquired from FDIC and PCI	1,083	179	16.57	1,613	278	17.22
Total loans and leases held for investment	126,100	5,379	4.27	117,272	5,188	4.42
Loans held for sale	1,702	62	3.63	1,558	65	4.19
Total loans and leases	127,802	5,441	4.26	118,830	5,253	4.42
Total earning assets	172,673	6,473	3.75	161,252	6,286	3.90
Nonearning assets	24,674			23,843
Total assets	$197,347			$185,095

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$22,092	18	0.08	$18,731	13	0.07
Money market and savings	56,592	107	0.19	49,728	74	0.15
Time deposits	16,405	107	0.66	22,569	151	0.67
Foreign office deposits - interest-bearing	593	1	0.12	722	1	0.07
Total interest-bearing deposits	95,682	233	0.24	91,750	239	0.26
Short-term borrowings	3,221	5	0.15	3,421	5	0.13
Long-term debt	23,343	497	2.13	22,210	525	2.36
Total interest-bearing liabilities	122,246	735	0.60	117,381	769	0.65
Noninterest-bearing deposits	42,816			37,327
Accounts payable and other liabilities	6,414			6,433
Shareholders' equity	25,871			23,954
Total liabilities and shareholders' equity	$197,347			$185,095

Average interest-rate spread			3.15			3.25

Net interest income / net interest margin		$5,738	3.32%		$5,517	3.42%

Taxable-equivalent adjustment		$146			$143

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

13

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Nonperforming assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$237	$211	$198	$230	$239
Commercial real estate-income producing properties	38	45	59	63	74
Commercial real estate-construction and development	13	24	16	18	26
Dealer floor plan	―	7	7	―	―
Direct retail lending	43	39	41	47	48
Sales finance	7	6	6	7	5
Residential mortgage (2)	173	196	188	183	166
Other lending subsidiaries	65	57	57	51	58
Total nonaccrual loans and leases held for investment (2)	576	585	572	599	616
Foreclosed real estate	82	85	86	90	87
Foreclosed real estate-acquired from FDIC and PCI	26	45	47	53	56
Other foreclosed property	28	29	24	23	23
Total nonperforming assets (1)(2)	$712	$744	$729	$765	$782
Performing troubled debt restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$49	$54	$75	$54	$64
Commercial real estate-income producing properties	13	12	21	15	27
Commercial real estate-construction and development	16	14	23	25	30
Direct retail lending	72	75	81	84	84
Sales finance	17	18	18	18	19
Revolving credit	33	34	36	38	41
Residential mortgage-nonguaranteed	288	275	273	269	261
Residential mortgage-government guaranteed	316	321	328	325	360
Other lending subsidiaries	178	173	172	168	164
Total performing TDRs (3)	$982	$976	$1,027	$996	$1,050
Loans 90 days or more past due and still accruing
Direct retail lending	$7	$12	$10	$9	$12
Sales finance	5	4	4	3	5
Revolving credit	10	9	9	10	9
Residential mortgage-nonguaranteed	55	61	60	59	83
Residential mortgage-government guaranteed (4)	121	128	154	157	238
Acquired from FDIC and PCI (5)	114	167	124	154	188
Total loans 90 days past due and still accruing (4)(5)	$312	$381	$361	$392	$535
Loans 30-89 days past due
Commercial:
Commercial and industrial	$36	$26	$16	$20	$23
Commercial real estate-income producing properties	13	6	4	7	4
Commercial real estate-construction and development	9	2	3	2	1
Direct retail lending	58	46	41	40	41
Sales finance	72	63	53	49	62
Revolving credit	22	20	19	19	23
Residential mortgage-nonguaranteed	397	368	362	356	392
Residential mortgage-government guaranteed (6)	75	73	74	68	80
Other lending subsidiaries	304	274	230	151	237
Acquired from FDIC and PCI	42	28	31	47	33
Total loans 30-89 days past due (6)	$1,028	$906	$833	$759	$896
Excludes loans held for sale.
(1)	Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2)	During the fourth quarter of 2015, approximately $50 million of nonaccrual residential mortgage loans were sold.
(3)	Excludes TDRs that are nonperforming totaling $146 million, $154 million, $127 million, $127 million, and $126 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $365 million, $353 million, $338 million, $361 million and $410 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.
(5)	Approximately $93 million of PCI loans 90 days or more past due and still accruing as of September 30, 2015 have been reclassified to current based on a correction to the aging methodology for these loans.
(6)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $3 million, $3 million, $2 million and $2 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Allowance for credit losses
Beginning balance	$1,551	$1,535	$1,532	$1,534	$1,567
Provision for credit losses (excluding loans acquired from FDIC and PCI)	128	100	97	105	84
Provision (benefit) for loans acquired from FDIC and PCI	1	3	―	(6)	(1)
Charge-offs:
Commercial:
Commercial and industrial	(19)	(16)	(32)	(14)	(27)
Commercial real estate—income producing properties	(3)	(4)	(4)	(9)	(4)
Commercial real estate—construction and development	(1)	(1)	―	(2)	(2)
Direct retail lending	(14)	(15)	(13)	(12)	(14)
Sales finance	(10)	(5)	(5)	(6)	(7)
Revolving credit	(16)	(17)	(19)	(18)	(18)
Residential mortgage-nonguaranteed	(14)	(7)	(8)	(11)	(10)
Residential mortgage-government guaranteed	(2)	(3)	(1)	―	―
Other lending subsidiaries	(85)	(77)	(57)	(67)	(71)
Acquired from FDIC and PCI	―	―	―	(1)	(14)
Total charge-offs	(164)	(145)	(139)	(140)	(167)
Recoveries:
Commercial:
Commercial and industrial	8	8	13	8	13
Commercial real estate—income producing properties	1	3	1	2	7
Commercial real estate—construction and development	2	3	2	4	4
Direct retail lending	6	8	7	8	7
Sales finance	2	2	2	3	2
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	1	1	1	―	5
Other lending subsidiaries	9	8	10	9	8
Total recoveries	34	38	41	39	51
Net charge-offs	(130)	(107)	(98)	(101)	(116)
Other	―	20	4	―	―
Ending balance	$1,550	$1,551	$1,535	$1,532	$1,534
Allowance for credit losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,399	$1,398	$1,400	$1,407	$1,410
Allowance for loans acquired from the FDIC and PCI	61	60	57	57	64
Reserve for unfunded lending commitments	90	93	78	68	60
Total	$1,550	$1,551	$1,535	$1,532	$1,534

				As of/For the
				Twelve Months Ended
				December 31
				2015	2014
Allowance for credit losses
Beginning balance				$1,534	$1,821
Provision for credit losses (excluding loans acquired from FDIC and PCI)				430	280
Provision (benefit) for loans acquired from FDIC and PCI				(2)	(29)
Charge-offs:
Commercial:
Commercial and industrial				(81)	(131)
Commercial real estate—income producing properties				(20)	(31)
Commercial real estate—construction and development				(4)	(11)
Direct retail lending (1)				(54)	(69)
Sales finance				(26)	(23)
Revolving credit				(70)	(71)
Residential mortgage-nonguaranteed (1)				(40)	(82)
Residential mortgage-government guaranteed				(6)	(2)
Other lending subsidiaries				(286)	(269)
Acquired from FDIC and PCI				(1)	(21)
Total charge-offs				(588)	(710)
Recoveries:
Commercial:
Commercial and industrial				37	42
Commercial real estate—income producing properties				7	14
Commercial real estate—construction and development				11	19
Direct retail lending (1)				29	29
Sales finance				9	9
Revolving credit				20	19
Residential mortgage-nonguaranteed (1)				3	7
Other lending subsidiaries				36	33
Total recoveries				152	172
Net charge-offs				(436)	(538)
Other				24	―
Ending balance				$1,550	$1,534
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2015		2015		2015		2015		2014
Asset Quality Ratios (including acquired from FDIC and PCI)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.76%		0.67%		0.68%		0.63%		0.75%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)(3)	0.23		0.28		0.29		0.33		0.45
Nonperforming loans and leases as a
percentage of loans and leases	0.42		0.43		0.47		0.50		0.51
Nonperforming assets as a percentage of:
Total assets	0.34		0.36		0.38		0.40		0.42
Loans and leases plus foreclosed property	0.52		0.55		0.60		0.64		0.65
Net charge-offs as a percentage of average loans and leases	0.38		0.32		0.33		0.34		0.39
Allowance for loan and lease losses as a percentage of
loans and leases	1.07		1.08		1.19		1.22		1.23
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.83	X	3.44	X	3.71	X	3.60	X	3.21	X
Nonperforming loans and leases	2.53		2.49		2.55		2.45		2.39
Asset Quality Ratios (excluding acquired from FDIC and PCI) (2)
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.15%		0.16%		0.19%		0.20%		0.29%

							As of/For the
							Twelve Months Ended
							December 31
							2015		2014
Asset Quality Ratios
Including acquired from FDIC and PCI:
Net charge-offs as a percentage of average loans and leases							0.35%		0.46%
Ratio of allowance for loan and lease losses to net charge-offs							3.36	X	2.74	X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC and PCI. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC and PCI in certain asset quality ratios results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were subject to different accounting requirements.
(3)	Approximately $93 million of PCI loans 90 days or more past due and still accruing as of September 30, 2015 have been reclassified to current based on a revision to the aging methodology for these loans.

16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of December 31, 2015
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$45	91.8%	$4	8.2% $	―	―	% $49
	Commercial real estate—income producing properties	13	100.0	―	―	―	―	13
	Commercial real estate—construction and development	16	100.0	―	―	―	―	16
	Direct retail lending	70	97.2	2	2.8	―	―	72
	Sales finance	16	94.1	1	5.9	―	―	17
	Revolving credit	28	84.9	4	12.1	1	3.0	33
	Residential mortgage—nonguaranteed	236	81.9	44	15.3	8	2.8	288
	Residential mortgage—government guaranteed	174	55.1	64	20.2	78	24.7	316
	Other lending subsidiaries	146	82.0	32	18.0	―	―	178
	Total performing TDRs	744	75.8	151	15.4	87	8.8	982
Nonperforming TDRs (2)		61	41.8	23	15.7	62	42.5	146
	Total TDRs	$805	71.4	$174	15.4	$149	13.2	$1,128

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31		Dec. 31
			2015	2015	2015	2015		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.09%	0.07%	0.18%	0.06%		0.13%
		Commercial real estate—income producing properties	0.05	0.03	0.11	0.28		(0.13)
		Commercial real estate—construction and development	(0.10)	(0.25)	(0.20)	(0.36)		(0.18)
		Direct retail lending	0.30	0.29	0.29	0.18		0.36
		Sales finance	0.28	0.12	0.11	0.14		0.21
		Revolving credit	1.85	1.88	2.24	2.32		2.27
		Residential mortgage	0.19	0.11	0.12	0.15		0.06
		Other lending subsidiaries	2.30	2.12	1.60	2.07		2.20
		Acquired from FDIC and PCI	0.14	0.19	―	0.10		4.19
		Total loans and leases	0.38	0.32	0.33	0.34		0.39

						Year-to-date
						Dec. 31		Dec. 31
						2015		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.10%		0.22%
		Commercial real estate—income producing properties				0.11		0.16
		Commercial real estate—construction and development				(0.22)		(0.28)
		Direct retail lending				0.27		0.49
		Sales finance				0.16		0.16
		Revolving credit				2.07		2.20
		Residential mortgage				0.14		0.24
		Other lending subsidiaries				2.03		2.18
		Acquired from FDIC and PCI				0.10		1.33
		Total loans and leases				0.35		0.46
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014
Selected Capital Information
Risk-based capital:	Basel III				Basel I
Common equity tier 1	$17,081	$16,822	$16,031	$15,755	N/A
Tier 1	19,682	19,422	18,633	18,320	$17,840
Total	23,755	23,612	21,896	21,654	21,381
Risk-weighted assets (1)	166,784	165,990	154,493	150,092	143,675
Average quarterly tangible assets	209,131	195,623	182,444	180,790	179,785
Risk-based capital ratios:
Common equity tier 1	10.2%	10.1%	10.4%	10.5%	N/A
Tier 1	11.8	11.7	12.1	12.2	12.4%
Total	14.2	14.2	14.2	14.4	14.9
Leverage capital ratio	9.8	9.9	10.2	10.1	9.9
Equity as a percentage of total assets	13.0	13.1	13.2	13.1	13.0
Common equity per common share	$31.66	$31.56	$30.64	$30.48	$30.09

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	7.7%	7.7%	8.1%	8.0%	8.0%

Tangible common equity per common share	$19.82	$19.77	$20.21	$20.13	$19.86

Calculations of tangible common equity, tangible assets and related measures: (2)

Total shareholders' equity	$27,340	$27,264	$25,132	$24,738	$24,377
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	34	40	52	96	88
Intangible assets	9,234	9,198	7,655	7,480	7,374
Tangible common equity	$15,469	$15,423	$14,822	$14,559	$14,312

Total assets	$209,947	$208,809	$191,017	$189,228	$186,834
Less:
Intangible assets	9,234	9,198	7,655	7,480	7,374
Tangible assets	$200,713	$199,611	$183,362	$181,748	$179,460

Tangible common equity as a percentage of tangible assets	7.7%	7.7%	8.1%	8.0%	8.0%

Tangible common equity	$15,469	$15,423	$14,822	$14,559	$14,312

Outstanding shares at end of period (in thousands)	780,337	780,150	733,481	723,159	720,698

Tangible common equity per common share	$19.82	$19.77	$20.21	$20.13	$19.86
(1)	Risk-based capital, risk-weighted assets, leverage capital and related ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Amounts and ratios for earlier periods were determined in accordance with Basel I.
(2)	Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Fourth Quarter 2015
None

Third Quarter 2015
None

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				$23	$15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None

Fourth Quarter 2014
Mortgage reserve adjustments	Loan-related expense			(27)	(17)
Franchise tax adjustment	Other expense			15	9
Allowance release related to loan sale	Provision for credit losses			24	15

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			(122)	(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2015	2015	2015	2015	2014

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$31	$(89)	$142	$(71)	$(105)
MSRs hedge gains (losses)	(24)	94	(119)	81	123
Net	$7	$5	$23	$10	$18

Residential mortgage loan originations	$3,535	$5,039	$5,498	$4,035	$3,888

Residential mortgage servicing portfolio (1):
Loans serviced for others	91,132	90,446	89,235	89,192	90,230
Bank-owned loans serviced	31,037	32,134	31,927	31,887	32,027
Total servicing portfolio	122,169	122,580	121,162	121,079	122,257

Weighted-average coupon rate	4.12%	4.13%	4.15%	4.18%	4.20%
Weighted-average servicing fee	0.286	0.287	0.289	0.291	0.292

Selected Miscellaneous Information
Derivatives notional amount	$67,525	$72,978	$76,205	$77,592	$72,321
Fair value of derivatives, net	178	286	177	185	109
Accumulated other comprehensive income related to securities,
net of tax (2)	(330)	(51)	(148)	8	(99)

Common stock prices:
High	39.47	41.90	41.70	40.17	39.69
Low	34.24	34.73	37.33	34.95	34.50
End of period	37.81	35.60	40.31	38.99	38.89

Banking offices	2,139	2,150	1,903	1,875	1,839
ATMs	3,181	3,361	3,077	3,026	2,977
FTEs (3)	36,059	35,002	32,598	32,109	32,265

				Quarter Ended	YTD Ended
				Dec. 31, 2014	Dec. 31, 2014
Impact of Retrospective Adoption of New Accounting Guidance for Affordable Housing Investments
Increase to other income				$35	$141
Increase to provision for income taxes				41	161
Increase (decrease) to net income				(6)	(20)

Cumulative impact to retained earnings at end of period				(49)	(49)

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the acquired securities.
(3)	Represents a quarterly average.

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BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Efficiency and Fee Income Ratios (1)	2015	2015	2015	2015	2014
Efficiency ratio - GAAP	62.4%	64.1%	69.8%	60.7%	58.3%
Effect of merger-related and restructuring charges, net	(1.9)	(3.1)	(1.1)	(0.5)	(0.7)
Effect of loss on sale of American Coastal	―	―	(0.8)	―	―
Effect of mortgage reserve adjustments	―	―	―	―	(1.1)
Effect of loss on early extinguishment of debt	―	―	(7.1)	―	―
Effect of franchise tax adjustment	―	―	―	―	0.6
Effect of FDIC loss share accounting	―	―	(0.1)	(0.1)	(0.1)
Effect of foreclosed property expense	(0.4)	(0.6)	(0.6)	(0.6)	(0.4)
Effect of amortization of intangibles	(1.3)	(1.2)	(0.9)	(1.0)	(1.0)
Efficiency ratio - reported	58.8	59.2	59.2	58.5	55.6
Fee income ratio - GAAP	39.7%	39.7%	43.0%	42.5%	42.7%
Effect of loss on sale of American Coastal	―	―	0.6	―	―
Effect of FDIC loss share accounting	2.1	2.4	2.7	3.3	3.5
Fee income ratio - reported	41.8	42.1	46.3	45.8	46.2

				Year-to-Date Dec. 31
				2015	2014
Efficiency ratio - GAAP				64.2%	62.4%
Effect of merger-related and restructuring charges, net				(1.7)	(0.5)
Effect of mortgage loan indemnification reserves				―	(0.4)
Effect of loss on sale of American Coastal				(0.2)	―
Effect of mortgage reserve adjustments				―	(0.3)
Effect of loss on early extinguishment of debt				(1.8)	(1.3)
Effect of franchise tax adjustment				―	0.2
Effect of FDIC loss share accounting				―	(0.2)
Effect of foreclosed property expense				(0.5)	(0.4)
Effect of FHA-insured mortgage loan reserve adjustment				―	(0.9)
Effect of amortization of intangibles				(1.1)	(0.9)
Efficiency ratio - reported				58.9	57.7
Fee income ratio - GAAP				41.2%	41.1%
Effect of loss on sale of American Coastal				0.2	―
Effect of FDIC loss share accounting				2.5	3.6
Fee income ratio - reported				43.9	44.7

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Return on Average Tangible Common Shareholders' Equity (2)	2015	2015	2015	2015	2014
Net income available to common shareholders	$502	$492	$454	$488	$551
Plus: Amortization of intangibles, net of tax	21	18	14	13	14
Tangible net income available to common shareholders	$523	$510	$468	$501	$565

Average common shareholders' equity	$24,736	$23,957	$22,210	$21,883	$21,895
Less: Average intangible assets	9,224	8,666	7,496	7,366	7,385
Average tangible common shareholders' equity	$15,512	$15,291	$14,714	$14,517	$14,510
Return on average tangible common shareholders' equity	13.37%	13.23%	12.76%	14.00%	15.45%

				Year-to-Date Dec. 31,
				2015	2014
Net income available to common shareholders				$1,936	$1,983
Plus:
Amortization of intangibles, net of tax				66	57
Tangible net income available to common shareholders				$2,002	$2,040
Average common shareholders' equity				$23,206	$21,280
Less:
Average intangible assets				8,194	7,388
Average tangible common shareholders' equity				$15,012	$13,892

Return on average tangible common shareholders' equity				13.34%	14.68%
(1)				BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)				BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

 20